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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2004

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-5664	84-0835164

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO		80202-1132

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Production Payment Agreement
Royalty Deed
Agreement

Item 1.01 Entry into a Material Definitive Agreement

On October 14, 2004, Royal Gold, Inc. entered into a three-part transaction with Revett Silver Company and its wholly-owned subsidiary, Genesis Inc. (“Revett”), by providing $8.5 million for two royalty interests and shares of Revett.

In exchange for financing of $7.25 million, Royal Gold obtained payments equivalent to a 7.0% gross smelter return royalty (“GSR Royalty”) from all metals and products produced and sold from the Troy mine, located in northwestern Montana. The GSR Royalty will extend until either cumulative production of 90% of the current reserves is reached, or Royal Gold receives $10.5 million in cumulative payments, whichever occurs first.

In a second transaction, Royal Gold acquired a perpetual GSR royalty (“Perpetual Royalty”) at the Troy mine for $250,000 allowing the Company to capture the upside potential on any additional production in excess of 100% of the currently identified reserves. The rate for this Perpetual Royalty begins at 6.1% and steps down to a perpetual 2% after cumulative production has exceeded 115% of the current reserves.

In a third transaction, Royal Gold purchased 1.3 million shares of Revett’s common stock for $1.0 million. These shares can be converted, under certain circumstances and at the election of Royal Gold, into a 1% net smelter return (NSR) royalty on the Rock Creek mine, also located in northwestern Montana and owned by Revett.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release dated October 14, 2004, titled Royal Gold Expands Royalty Portfolio through Financing Transaction.

Exhibit 10.1(a)	Production Payment Agreement, dated October 13, 2004, between Genesis Inc. and Royal Gold, Inc.

Exhibit 10.1(b)	Royalty Deed, dated October 13, 2004, between Genesis Inc. and Royal Gold, Inc.

Exhibit 10.1(c)	Agreement, dated October 13, 2004, between Revett Silver Company and Royal Gold, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)
By:	/s/ Karen Gross

Name:	Karen Gross
Title:	Vice President & Corporate Secretary

Dated: October 18, 2004

EXHIBIT INDEX

Exhibit 99.1	Press Release dated October 14, 2004, titled Royal Gold Expands Royalty Portfolio through Financing Transaction.

Exhibit 10.1(a)	Production Payment Agreement, dated October 13, 2004, between Genesis Inc. and Royal Gold, Inc.

Exhibit 10.1(b)	Royalty Deed, dated October 13, 2004, between Genesis Inc. and Royal Gold, Inc.

Exhibit 10.1(c)	Agreement, dated October 13, 2004, between Revett Silver Company and Royal Gold, Inc.